UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2006

PILGRIM’S PRIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4845 US Hwy. 271 N. Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 434-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pilgrim’s Pride Corporation, a Delaware Corporation (the “Company”), hereby amends Item 9.01 of its Current Report on Form 8-K (Date of Report: December 27, 2006), as previously amended by its Form 8-K/A (Amendment No. 1) filed January 11, 2007, to read in its entirety as follows:

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(1)	The audited consolidated balance sheets of Gold Kist Inc. and its subsidiaries as of October 1, 2005 and September 30, 2006 and the related consolidated statements of operations, patrons’ and other equity/stockholders’ equity and comprehensive income (loss) and cash flows for the fiscal year ended June 26, 2004, the transition quarter ended October 2, 2004 and the fiscal years ended October 1, 2005 and September 30, 2006 (previously filed as Exhibit 99.3 to the Company’s Form 8-K/A (Amendment No. 1) filed January 11, 2007).

(b) Pro Forma Financial Information.

(1)	Pro forma financial data of Pilgrim’s Pride Corporation as of September 30, 2006 and for the fiscal year ended September 30, 2006 (filed herewith).

(d) Exhibits.

Exhibit Number	Description
99.1	Pro forma financial data of Pilgrim’s Pride Corporation as of September 30, 2006 and for the fiscal year ended ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: January 24, 2007	By:	/s/ Richard A. Cogdill
Richard A. Cogdill
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Pro forma financial data of Pilgrim’s Pride Corporation as of September 30, 2006 and for the fiscal year ended ended September 30, 2006.